UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2006

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

Effective July 12, 2006, KCS Energy, Inc. (“KCS”) merged with and into Petrohawk Energy Corporation (the “Company”) in accordance with the terms of the Amended and Restated Agreement and Plan of Merger effective as of April 20, 2006 (the “Merger Agreement”). A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 18, 2006. In connection with the consummation of the merger, the Company filed a current report on Form 8-K on July 17, 2006 disclosing certain information relating to the merger and KCS, including (i) the audited consolidated financial statements of KCS as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003, (ii) the unaudited interim consolidated financial statements of KCS as of March 31, 2006 and 2005 and for the three months ended March 31, 2006, and (iii) the unaudited pro forma financial information as of March 31, 2006 and for the three months ended March 31, 2006 and for the year ended December 31, 2005 presenting certain of the Company’s financial data as if the merger with KCS took place on January 1, 2005.

The Company hereby updates that financial information by including as exhibits 99.1 and 99.2 to this report, which exhibits are incorporated herein by this reference, the following: (i) Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2006 and for the six months ended June 30, 2006 and year ended December 31, 2005 and (ii) Unaudited Condensed Consolidated Financial Statements of KCS as of June 30, 2006 and for the three and six months ended June 30, 2006 and 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2006 and for the three and six months ended June 30, 2006 and year ended December 31, 2005, which are included in Exhibit 99.1 hereof and is incorporated herein by reference.

(b)	Financial Statements of Businesses Acquired.

Unaudited Condensed Consolidated Financial Statements of KCS as of June 30, 2006 and 2005 and for the three and six months ended June 30, 2006, which are included in Exhibit 99.2 hereof and are incorporated herein by reference.

(c)	Exhibits.

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2006 and for the six months ended June 30, 2006 and year ended December 31, 2005.

99.2	Unaudited Condensed Consolidated Financial Statements of KCS as of June 30, 2006 and for the three and six months ended June 30, 2006 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By	/s/ Shane M. Bayless
Chief Financial Officer, Executive Vice President and Treasurer

Date: August 31, 2006

EXHIBIT INDEX

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2006 and for the six months ended June 30, 2006 and year ended December 31, 2005.

99.2	Unaudited Condensed Consolidated Financial Statements of KCS as of June 30, 2006 and for the three and six months ended June 30, 2006 and 2005.